CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey W. White, Chief Financial Officer of the Franklin California Tax-Free Income Fund (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 9/30/2021 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  11/29/2021

                                                S\JEFFREY W. WHITE

                                                Jeffrey W. White
Interim Chief Financial Officer, Chief Accounting Officer and Treasurer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew T. Hinkle, Chief Executive Officer of the Franklin California Tax-Free Income Fund (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 9/30/2021 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  11/29/2021

                                                S\MATTHEW T. HINKLE

                                                Matthew T. Hinkle
Chief Executive Officer - Finance and Administration